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                                                                     EXHIBIT 3.2

______________________________________________________________________________
|                 DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES                |
|              CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU            |
|                                                                             |
______________________________________________________________________________
|(FOR BUREAU USE ONLY)                                          |DATE RECEIVED|
|                                                               | FEB 10 1998 |
|                               FILED                           |_____________|
|                            FEB 10 1998                        |             |
|                            Administrator                      |_____________|
|                MI DEPT OF CONSUMER & INDUSTRY SERVICES        |             |
|            CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU  |_____________|
|EFFECTIVE DATE:                                                |             |
______________________________________________________________________________
|                                   |   |   |   |   |   |   |   |             |
| CORPORATION IDENTIFICATION NUMBER | B | 0 | 7 | - | 0 | 6 | 2 |             |
|                                   |   |   |   |   |   |   |   |             |
______________________________________________________________________________

                        RESTATED ARTICLES OF ORGANIZATION
                 FOR USE BY DOMESTIC LIMITED LIABILITY COMPANIES


                Pursuant to the provisions of Act 23, Public Acts of 1993, as amended, the undersigned executes the following Articles:

1. The name of the limited liability company is Key Plastics Technology, L.L.C.

2. The identification number assigned by the Bureau is B07-062.

3. There are no other former names of the limited liability company.

4. The date of filing the original Articles of Organization was September 17, 1996.


                The following Restated Articles of Organization supersede the Articles of Organization, as amended, and shall be the Articles of Organization for the limited liability company.

                                    ARTICLE I
                                      NAME

        The name of the limited liability company is Key Plastics L.L.C.



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                                   ARTICLE II
                                    PURPOSES

                The purpose or purposes for which the limited liability company is formed is to engage in any activity within the purposes for which a limited liability company may be formed under the Act.


                                   ARTICLE III
                                    DURATION

                The duration of the limited liability company is perpetual.


                                   ARTICLE IV
                      REGISTERED OFFICE AND RESIDENT AGENT

                The address of the registered office and the mailing address is 21333 Haggerty Road, Suite 200, Novi, Michigan 48375. The name of the resident agent at the registered office is David C. Benoit.


                                    ARTICLE V
                                   MANAGEMENT

                The limited liability company shall be managed by one or more managers.


                These restated Articles amend the Articles of Organization and were approved on February 3, 1998 in accordance with Section 604(3) of the Act by the unanimous vote of all of the members entitled to vote.


                The undersigned is a member and a manager of the limited liability company and he signed these Articles on February 4, 1998.


                                                 /s/ David C. Benoit
                                                 ------------------------------
                                                 David C. Benoit




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These Articles were prepared by,
and when filed please return to:

                Steven E. Grob
                Dykema Gossett PLLC
                400 Renaissance Center
                Detroit, Michigan  48243
                (313) 568-6849

Name of Person or Organization Remitting Fees:

                Dykema Gossett PLLC